UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016

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Tops Holding II Corporation

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	333-191029 (Commission File Number)	46-2733709 (I.R.S. Employer Identification No.)

6363 Main Street Williamsville, New York (Address of principal executive offices)		14221 (Zip Code)

Registrant’s telephone number, including area code:  (716) 635-5000

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

Second Amended and Restated Credit Facility

On December 30, 2016 (the “Effective Date”), Tops Markets, LLC, as the Lead Borrower (“Tops Markets”), the other Borrowers and Guarantors party thereto (collectively with Tops Markets, the “Company”), Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, the Lenders party thereto, and Bank of America, N.A., as Sole Lead Arranger and Sole Bookrunner, entered into the Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Facility”), which amended and restated the Company’s prior asset-based revolving credit facility that was to mature on December 14, 2017 (the “Prior Credit Facility”). The Second Amended and Restated Credit Facility increases the Company’s maximum borrowing capacity under the facility from $125.0 million to $150.0 million, consisting of (i) a $140.0 million revolving credit facility, subject to a borrowing base calculation (the “Revolver”) and (ii) a $10.0 million first-in, last-out term loan made by the Lenders to the Borrowers on the Effective Date (the “FILO Loan”). The borrowing base for the Second Amended and Restated Credit Facility includes certain inventory, pharmacy prescription files, credit card receivables, trade receivables and other reserves. The Second Amended and Restated Credit Facility also contains an option for the Company to upsize the Revolver by up to, in the aggregate, an additional $50.0 million to $190.0 million, if certain conditions are met.  The Second Amended and Restated Credit Facility will mature on December 30, 2021.

Loans under the Revolver, at the option of Tops Markets, bear interest at either (i) a rate equal to LIBOR plus a margin of 125 to 175 basis points, determined based on levels of Revolver borrowing availability reset each fiscal quarter, or (ii) a rate equal to the prime rate (as defined in the Second Amended and Restated Credit Facility) plus a margin of 25 to 75 basis points, determined based on levels of Revolver borrowing availability reset each fiscal quarter. The FILO Loan, at the option of Tops Markets, bears interest at either (i) a rate equal to LIBOR plus a margin of 275 to 325 basis points, determined based on levels of Revolver borrowing availability reset each fiscal quarter, or (ii) a rate equal to the prime rate plus a margin of 175 to 225 basis points, determined based on levels of Revolver borrowing availability reset each fiscal quarter.

The Second Amended and Restated Credit Facility contains customary affirmative and negative covenants, including restrictions on indebtedness, liens, type of business, acquisitions, investments, sale or transfer of assets, payment of dividends, prepayments of indebtedness, transactions involving affiliates and changes in control.

The Second Amended and Restated Credit Facility is collateralized by (i) first priority security interests, subject to certain exceptions and permitted liens, in certain assets of the Borrowers and Guarantors, including present and future receivables, deposit accounts, inventory, prescription lists, and certain rights and proceeds relating thereto and (ii) second priority security interests, subject to certain exceptions and permitted liens, in the stock held by the Borrowers and Guarantors, and equipment, intellectual property, and substantially all other assets of the Borrowers and the Guarantors that are not subject to a first priority security interest. These assets that are subject to a second priority security interest serve to collateralize Tops Holding LLC’s and Tops Markets II Corporation’s 8.000% senior secured notes due in 2022 (the “2022 Senior Notes”) on a first priority basis.  In connection with entry into the Second Amended and Restated Credit Facility, the Lenders released, as of the Effective Date, from among the assets collateralizing the Second Amended and Restated Credit Facility their second priority mortgages previously held on the Company’s warehouse and distribution facility in Lancaster, New York and retail facility located in Fayetteville, New York (the “Mortgage Release”). The Company’s warehouse and distribution facility in Lancaster, New York and retail facility located in Fayetteville, New York continue to be subject to a mortgage for purposes of collateralizing the 2022 Senior Notes.

The foregoing description of the Second Amended and Restated Credit Facility is qualified in its entirety by reference to the Second Amended and Restated Credit Facility, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Amendment to Intercreditor Agreement

On the Effective Date, Bank of America, N.A., as agent for the Second Amended and Restated Credit Facility, and U.S. Bank National Association, as trustee and collateral agent for the 2022 Senior Notes, entered into the First Amendment to Intercreditor Agreement (the “Intercreditor Agreement Amendment”), which was acknowledged by the Borrowers and Guarantors, to confirm the Mortgage Release under the Second Amended and Restated Credit Facility. The foregoing description of the Intercreditor Agreement Amendment is qualified in its entirety by reference to the Intercreditor Agreement Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Second Amended and Restated Credit Facility is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibit
4.1

First Amendment to Intercreditor Agreement, dated December 30, 2016, among Bank of America, N.A., in its capacity as agent, and U.S. Bank National Association, in its capacity as trustee and collateral agent.

10.1

Second Amended and Restated Credit Agreement, dated as of December 30, 2016, among Tops Markets, LLC, as the Lead Borrower, the other Borrowers and Guarantors party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, the Lenders party thereto, and Bank of America, N.A., as Sole Lead Arranger and Sole Bookrunner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPS HOLDING II CORPORATION

Date:  January 6, 2017

By:	/s/ David M. Langless
David M. Langless
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1

First Amendment to Intercreditor Agreement, dated December 30, 2016, among Bank of America, N.A., in its capacity as agent, and U.S. Bank National Association, in its capacity as trustee and collateral agent.

10.1

Second Amended and Restated Credit Agreement, dated as of December 30, 2016, among Tops Markets, LLC, as the Lead Borrower, the other Borrowers and Guarantors party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, the Lenders party thereto, and Bank of America, N.A., as Sole Lead Arranger and Sole Bookrunner.